                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):  September 24, 1997


                            MCLEODUSA INCORPORATED
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)
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
         Delaware                       0-20763                 42-1407240
----------------------------          -----------             --------------
(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)            Identification
                                                              Number)
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6400 C Street, S.W., P.O. Box 3177, Cedar Rapids, IA          52406-3177
----------------------------------------------------          ----------
(Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code:  (319) 364-0000

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
------   ------------------------------------

ACQUISITION OF CONSOLIDATED COMMUNICATIONS INC.

          On September 24, 1997, McLeodUSA Incorporated, a Delaware corporation ("McLeodUSA") acquired Consolidated Communications Inc., a privately held Illinois corporation ("CCI"), through the merger (the "Merger") of CCI with and into Eastside Acquisition Co. ("Acquiror Sub"), a newly formed wholly-owned subsidiary of McLeodUSA. The Merger was effected pursuant to that certain Agreement and Plan of Reorganization, dated as of June 14, 1997 among McLeodUSA, Acquiror Sub and CCI (the "Reorganization Agreement").

          CCI is a diversified telecommunications holding company which, as of June 30, 1997, served telecommunications customers in 43 cities and towns primarily in Illinois. CCI's wholly-owned subsidiary Illinois Consolidated Telephone Company is an independent local exchange carrier with 37 central office exchanges in east central Illinois serving approximately 89,000 access lines as of August 22, 1997. CCI's wholly-owned subsidiary Consolidated Telecom Services Inc. is a competitive local exchange carrier offering integrated local, long distance and other telecommunications services in central and southern Illinois, and in Indiana. CCI's wholly-owned subsidiary Consolidated Communications Directories Inc. publishes and distributes approximately 370 annual "white page" and "yellow page" telephone directories in 38 states and the United States Virgin Islands. CCI also operates an operator service company, an inmate pay-phone company and a full service telemarketing agency. In addition, CCI owns a majority interest in a cable television company serving customers in Greene County, Illinois and Benton Harbor, Michigan, and owns a minority interest in a cellular telephone partnership. Renamed "Consolidated Communication Inc." pursuant to the Merger, Acquiror Sub will operate under CCI's existing management and personnel will occupy CCI's existing facilities in Mattoon, Illinois.

          As a result of the Merger, all of CCI's issued and outstanding capital stock immediately prior to the Merger was automatically converted into the right to receive an aggregate of 8,488,596 shares of McLeodUSA's Class A common stock, par value $.01 per share, and approximately $155 million in cash. Upon consummation of the Merger, former CCI shareholders owned approximately 13.8% of the outstanding common stock of McLeodUSA.

          Pursuant to the Reorganization Agreement, Richard A. Lumpkin, the Chairman and Chief Executive Officer of CCI and Robert J. Currey, the President and Chief Operating Officer of CCI, were appointed directors of McLeodUSA and joined McLeodUSA's executive management team.

          The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement, filed as Exhibit 2 hereto and incorporated herein by reference. A
                    ---------
copy of the press release, dated September 24, 1997, issued by McLeodUSA regarding the above-described transaction is attached as Exhibit 99 hereto.
                                                         ----------



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------   ------------------------------------------------------------------

          Certain of the financial statements and exhibits listed below are incorporated by reference to financial statements and exhibits to previously filed registration statements or reports of McLeodUSA filed with the Securities and Exchange Commission (the "Commission") as indicated.

     (a)  Financial Statements of business acquired

             Description
             -----------

             Report of Independent Public Accountants (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

             Consolidated Balance Sheets of CCI and subsidiaries at June 30, 1997, December 31, 1996 and December 31, 1995 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

             Consolidated Statements of Income of CCI and subsidiaries for the six months ended June 30, 1997 and June 30, 1996 and for the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

             Consolidated Statements of Changes in Stockholders' Equity of CCI and subsidiaries for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

             Description
             -----------

             Consolidated Statements of Cash Flows of CCI and subsidiaries for the six months ended June 30, 1997 and June 30, 1996 and for the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

             Notes to Consolidated Financial Statements of CCI and subsidiaries (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

     (c)  Exhibits.

          2. Agreement and Plan of Reorganization dated as of June 14, 1997 by and among McLeodUSA, Acquiror Sub and CCI (Filed as Exhibit 2.2
                                                                    -----------
               to McLeodUSA's Current Report of Form 8-K, No. 0-20763, filed with the Commission on June 26, 1997 and incorporated herein by reference.)

          99.1 Press Release, dated September 24, 1997, relating to McLeodUSA's acquisition of CCI.

          99.2 Report of Independent Public Accountants (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

          99.3 Consolidated Balance Sheets of CCI and subsidiaries at June 30, 1997, December 31, 1996 and December 31, 1995 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

          99.4 Consolidated Statements of Income of CCI and subsidiaries for the six months ended June 30, 1997 and June 30, 1996 and for the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

          99.5 Consolidated Statements of Changes in Stockholders' Equity of
               CCI and subsidiaries for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

          99.6 Consolidated Statements of Cash Flows of CCI and subsidiaries for the six months ended June 30, 1997 and June 30, 1996 and for the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

          99.7 Notes to Consolidated Financial Statements of CCI and subsidiaries (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22,
               1997).


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 7, 1997              McLEODUSA INCORPORATED



                                    By: /s/ Stephen C. Gray
                                    ---------------------------------
                                        Stephen C. Gray
                                        President and Chief Operating
                                         Officer

                                      -6-
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                                 EXHIBIT INDEX

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                                                                                            Page Number in
Exhibit Number      Exhibit                                                          Sequential Numbering System
--------------      -------                                                          ---------------------------
      2.            Agreement and Plan of Reorganization dated
                    as of June 14, 1997, by and among McLeodUSA,
                    Acquiror Sub and CCI  (Filed as Exhibit 2.2
                                                    -----------
                    to McLeodUSA's Current Report on Form 8-K, File No. 0-20763,
                    filed with the Commission on June 26, 1997 and
                    incorporated herein by reference.)

     99.1 Press Release, dated September 24, 1997, relating to McLeodUSA's acquisition of CCI.

     99.2           Report of Independent Public Accountants
                    (Incorporated herein by reference to McLeodUSA's
                    Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

     99.3 Consolidated Balance Sheets of CCI and subsidiaries at June 30, 1997, December 31, 1996 and December
                    31, 1995 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

     99.4 Consolidated Statements of Income of CCI and subsidiaries for the six months ended June 30, 1997 and June 30, 1996 and for the years ended December
                    31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

                                      -7-
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                                 EXHIBIT INDEX


                                                           Page Number in
Exhibit Number      Exhibit                          Sequential Numbering System
--------------      -------                          ---------------------------


     99.5 Consolidated Statements of Changes in Stockholders' Equity of CCI and subsidiaries for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

     99.6 Consolidated Statements of Cash Flows of CCI and subsidiaries for the six months ended June 30, 1997 and June 30, 1996 and for the years ended December 31, 1996, 1995 and 1994 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

     99.7 Notes to Consolidated Financial Statements of CCI and subsidiaries (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-34227, filed with the Commission on August 22, 1997).

                                      -8-